Exhibit 10.2

FIRST AMENDMENT

TO SECOND AMENDED AND RESTATED

EXECUTIVE EMPLOYMENT AGREEMENT

THIS FIRST AMENDMENT TO SECOND AMENDED AND RESTATED EXECUTIVE EMPLOYMENT AGREEMENT (this “Agreement”) is entered into as of December 15, 2006, by and between STAR SCIENTIFIC, INC., a Delaware corporation (the “Company”), and PAUL L. PERITO (“Executive”).

Recital

Company and Executive are parties to that certain Second Amended And Restated Executive Employment Agreement (the “Employment Agreement”), dated as of December 30, 2005. The term of the Employment Agreement expires on December 31, 2006, and the parties desire to extend such term until March 31, 2007.

Agreement

NOW, THEREFORE, in consideration of these premises, the mutual covenants and agreements of the parties hereunder, and for other good and valuable consideration the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. Recital. The recital to this Agreement is incorporated by reference.

2. Extension of Term. Section 1.8 of the Employment Agreement is hereby amended by deleting such section and replacing it with the following:

1.8 Term. Unless sooner terminated as provided in Section 4 hereof the term of this Agreement shall commence on January 1, 2006 and shall continue until March 31, 2007 (the “Term”).

3. Ratification and Confirmation. Except as modified herein, all of the terms of the Employment Agreement are hereby ratified and confirmed.

4. Binding Effect. Except as otherwise provided herein, this Agreement shall be binding upon and shall inure to the benefit of the parties and their respective heirs, executors, personal representatives, successors, and permitted assigns, and to the benefit of no other party.

5. Governing Law. This Agreement shall be governed and construed in accordance with the laws of the Commonwealth of Virginia, without reference to its conflicts of laws principles.

6. Counterparts; Facsimile or Electronic Delivery. This Agreement may be executed in counterparts, each of which shall be deemed to be an original, and all of which together shall constitute one and the same instrument. Delivery of signed copies of this Agreement by facsimile or by other electronic means shall be sufficient and shall be binding on the parties whether or not subsequent delivery of original documents is contemplated by the parties.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

COMPANY:

STAR SCIENTIFIC, INC.

By:	/s/ Jonnie R. Williams	[SEAL]
Name: Title:	Jonnie R. Williams Chief Executive Officer

EXECUTIVE:

/s/ Paul L. Perito		[SEAL]
Name:	Paul L. Perito